                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 5, 2003

                            GATEWAY INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in Charter)

    Delaware                         0-13803                33-0637631
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(State or Other Jurisdiction         (Commission            (IRS Employer
 of Incorporation)                   File Number)           Identification No.)

   590 Madison Avenue, 32nd Floor, New York, NY                10022
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   (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code: (212) 758-3232
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                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events and Required FD Disclosure.
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            Effective  December  5,  2003,  the Board of  Directors  of  Gateway
Industries, Inc. formed a nominating committee composed of independent directors
Ronald W. Hayes and Gary W. Ullman.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GATEWAY INDUSTRIES, INC.

Dated: December 12, 2003                  By:  /s/ James R. Henderson
                                               ---------------------------------
                                               Name:   James R. Henderson
                                               Title:  President